UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 8, 2007

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware               0-13150              04-2735766
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        (State or Other          (Commission          (IRS Employer
         Jurisdiction            File Number)     Identification Number)
       of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia       30096
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        (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On March 8, 2007, the Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") approved the hiring of Emory O. Berry, 41, of TechCFO LLC, a financial management staffing firm ("TechCFO"), as the Company's Chief Financial Officer, effective March 9, 2007. As a partner of TechCFO, Mr. Berry has provided financial leadership and advisory services to Concurrent Computer Corporation on a contract basis for the past four weeks, since the resignation of Concurrent's previous Chief Financial Officer. Mr. Berry will remain a partner with TechCFO, but with this appointment as Chief Financial Officer, he will now assume the responsibilities of Concurrent's principal financial and accounting officer. The Compensation Committee of the Board has approved a monthly fee of $30,000 payable to TechCFO and granted Mr. Berry 100,000 options at the grant date closing price of $1.52 per share with a four year vesting period. In addition, if the agreement is terminated without cause within twelve months, or between twelve and twenty-four months, TechCFO will be paid a fee of $180,000, or $90,000, respectively. If the agreement is terminated without cause after two years, no termination fee will be paid. The Company anticipates filing the Employment Agreement with additional details, upon completion.

     Mr. Berry has been a partner at TechCFO since August 2006. Beginning in August 1999, Mr. Berry served as the Chief Financial Officer of DVT Corporation, until its acquisition in May 2005 by Cognex Corporation, a publicly traded provider of machine vision systems. From May 2005 through January 2007, Mr. Berry assisted Cognex with the financial and operational integration of DVT as a consultant. From June 1998 through March 1999, Mr. Berry served as Chief Financial Officer and Treasurer of Firearms Training Systems, formally, a publicly traded company specializing in simulated weapons training systems. Mr. Berry also served as the Director of Corporate Accounting of Firearms Training Systems from March 1997 through June 1998. Prior to joining Firearms Training Systems, Mr. Berry worked as a financial consultant and also held various corporate controller and financial reporting positions in public and private companies. Mr. Berry began his career as an accountant at Ernst & Young.

Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONCURRENT COMPUTER CORPORATION




Date:  March  9,  2007               By:  /s/ Kirk L. Somers
                                         ---------------------------------------
                                               Kirk  L.  Somers
                                               General Counsel